                                                                   EXHIBIT 10.10

                  SECURED PROMISSORY NOTE AND PLEDGE AGREEMENT

$1,876,000                                                      Washington, D.C.
                                                                    May 31, 2001


               FOR VALUE RECEIVED, the undersigned, Michael A. D'Amato (the "Borrower"), promises to pay to the order of The Advisory Board Company (the "Lender"), the principal aggregate sum of ONE MILLION EIGHT HUNDRED SEVENTY-SIX THOUSAND AND 00/100 DOLLARS ($1,876,000), in lawful money of the United States of America together with interest from the date of borrowing on the principal balance thereof from day-to-day remaining unpaid (calculated on the basis of a 360-day year) at a rate per annum equal to 120% of the Applicable Federal Rate in effect as of the date hereof (6.5%), such interest to be due and payable annually. The unpaid principal amount, together with all accrued but unpaid interest thereon, shall be due and payable in full on May 31, 2006 (the "Repayment Date"). This secured promissory note and pledge agreement (this "Note") is being issued in connection with the acquisition by the Borrower of 770,000 shares of Class B Nonvoting Common Stock of the Lender (the "Pledged Securities") pursuant to the exercise of stock options granted by the Lender to the Borrower and is secured by the pledge of Pledged Securities contained herein. This secured promissory note is a full recourse note and nothing contained herein shall be interpreted to limit the legal remedies available to the Lender in the event of default.

Pledge of Shares

               The Borrower hereby (a) grants to the Lender a first priority security interest in, and assigns to the Lender, all of Borrower's right, title and interest in and to the "Pledged Securities" and (b) pledges and deposits the Pledged Securities, endorsed in blank, with the Lender as collateral for payment of the Note. Upon payment in full of this Note, the security interest and pledge shall terminate and the certificate representing the Pledged Securities shall be delivered to the Borrower. During the term of the pledge, the Borrower shall have full rights, if any, to vote the Pledged Securities represented by the certificate, and shall have the right to sell the Pledged Securities in an arms-length transaction provided that all of the proceeds of such sale are first used to repay outstanding principal and unpaid interest until this Note is repaid in full.

Prepayment

               The Borrower shall have the right to prepay the principal amount of indebtedness evidenced hereby or any portion thereof at any time without penalty or premium, provided, however, that any amounts received shall be applied first to the repayment of any accrued but unpaid interest hereunder and second to the reduction of the outstanding principal balance hereof. Prepayment shall not postpone the Repayment Date or vary the duty of the Borrower to pay all obligations when due, nor shall such prepayments affect or impair the right of Lender to pursue all remedies available to it hereunder. In the event the Borrower at any time prepays any amount of this Note, Lender shall have no obligation to make any subsequent advance hereunder.

Event of Default

               In the event that the Borrower files for bankruptcy (either voluntary or involuntary) or becomes insolvent or unable to meet his debts as they mature, the entire amount of the unpaid principal hereof and accrued interest thereon shall be immediately due and payable and Lender may immediately enforce payment of all liabilities of the Borrower under this Note, including, without limitation, by foreclosure on the pledge of the Pledged Securities securing the payment hereof. Lender's rights hereunder shall be in addition to any other rights or remedies available to Lender.

Waivers

               The Borrower waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

Waivers of Rights Hereunder

               Lender shall not, by any act of omission or commission, be deemed to waive any of his rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by a duly authorized representative of Lender, and then only to the extent specifically set forth therein.

Costs

               If this Note is placed in the hands of an attorney for collection by civil action or otherwise, or to enforce its collection or to protect any security for its payment, the Borrower shall pay all costs of collection and litigation together with all attorneys' fees, expenses and disbursements, provided that notwithstanding the foregoing, if the Borrower is the prevailing party in any such action regarding collection, enforcement or protection of security, the Borrower shall have no obligation under this paragraph with respect costs, fees, expenses and disbursements relating thereto.

Governing Law

               This Note is to be construed and enforced according to the substantive internal laws (and not the laws governing choice or conflicts of laws) of the State of Delaware.

Maximum Interest

               Nothing herein contained nor any transaction related hereto shall be construed or shall operate so as to require the Borrower or any person liable for repayment hereof to pay interest in an amount or at a rate greater than the maximum rate permitted, from time to time, under applicable Delaware State law.

Remedies Cumulative and Concurrent

               The remedies of Lender as provided herein, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Lender's sole discretion, and may be exercised as often as occasion therefor shall occur.


                                            BORROWER:




                                            /s/MICHAEL A. D'AMATO
                                            ----------------------------------
                                            MICHAEL A. D'AMATO





                                            LENDER:
                                            THE ADVISORY BOARD COMPANY


                                            By:/s/David G. Bradley
                                               ---------------------------------
                                               David G. Bradley
                                               Chairman



                                        3